Exhibit 10.1

Execution Version

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (“Agreement”) dated as of April 20, 2017 (“Effective Date”) is by and among Patterson-UTI Energy, Inc., a Delaware corporation (“Borrower”), the subsidiaries of the Borrower party hereto (together with the Borrower, the “Loan Parties”), the Lenders party hereto (as defined below), and Wells Fargo Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, as the issuer of letters of credit under the Credit Agreement referred to below (in such capacity, an “L/C Issuer”), and as the swing line lender under the Credit Agreement referred to below (in such capacity, the “Swing Line Lender”).

RECITALS

A.     Reference is hereby made to that certain Credit Agreement dated as of September 27, 2012 among the Borrower, the Administrative Agent, each L/C Issuer, the Swing Line Lender and the financial institutions party thereto from time to time, as lenders (the “Lenders”), as amended, supplemented or otherwise modified by that certain Amendment No. 1 to Credit Agreement dated as of January 9, 2015, Amendment No. 2 to Credit Agreement dated as of July 8, 2016, Amendment No. 3 to Credit Agreement dated as of January 17, 2017, Commitment Increase Agreement dated as of January 24, 2017 and Commitment Increase Agreement dated as of and after giving effect to the Effective Date (the “April Commitment Increase Agreement”), each among the Borrower, subsidiaries of the Borrower party thereto, the Administrative Agent, each L/C Issuer, the Swing Line Lender and the financial institutions party thereto (as so amended, the “Credit Agreement”).

B.     The Borrower has requested that the Lenders and L/C Issuer make certain amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms; Interpretation and Provisions. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement, as amended hereby, and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, as amended hereby, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 2.    Amendments to Credit Agreement.

(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Amendment No. 4 Effective Date” means April 20, 2017.

“Existing Seventy Seven Letters of Credit” means those certain letters of credit outstanding on the Amendment No. 4 Effective Date and issued by Wells Fargo or Bank of America, N.A. under that certain Amended and Restated Credit Agreement among Seventy Seven Energy Inc., certain of its subsidiaries and affiliates, the lenders party thereto, Wells Fargo as administrative agent, joint lead arranger, joint lead book runner and co-documentation agent, and Bank of America, N.A. as joint lead arranger, joint lead book runner and co-documentation agent dated as of August 1, 2016, as it may have been amended and including those that are listed on Schedule 1.01(b).

(b)    Section 1.01 of the Credit Agreement is hereby amended by restating the definition of “Letter of Credit” with the following:

“Letter of Credit” means any letter of credit issued or deemed issued hereunder and shall include the Existing Letters of Credit and the Existing Seventy Seven Letters of Credit. A Letter of Credit may be a standby letter of credit or a commercial letter of credit.

(c)    Section 2.03(a)(i) is hereby amended by adding the following sentence to the end thereof as follows:

All Existing Seventy Seven Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Amendment No. 4 Effective Date shall be “Letters of Credit” hereunder and shall be subject to and governed by the terms and conditions hereof.

(d)    Section 2.03(b)(ii) is hereby amended by replacing the last sentence therein with the following:

Immediately upon the issuance of each Letter of Credit (including, for the avoidance of doubt, the deemed issuance of any Existing Letter of Credit and any Existing Seventy Seven Letter of Credit), each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Letter of Credit.

(e)    Section 2.14(a) of the Credit Agreement is hereby amended by replacing the reference to “$600,000,000” therein with “$700,000,000”.

(f)    Schedule 1.01(b) attached hereto is hereby added to the Credit Agreement as Schedule 1.01(b) thereto.

Section 3.    Loan Parties’ Representations and Warranties. The Borrower acknowledges, represents, warrants and agrees as to itself and all other Loan Parties, and each other Loan Party acknowledges, represents, warrants and agrees as to itself, that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date and on the date hereof as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date;

2

(b) the execution, delivery and performance of this Agreement are within the limited liability company or corporate power and authority of such Loan Party and have been duly authorized by appropriate limited liability company and corporate action and proceedings; (c) this Agreement constitutes the legal, valid, and binding obligation of such Loan Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and no portion of the Obligations are subject to avoidance, subordination, recharacterization, recovery, attack, offset, counterclaim, or defense of any kind; (d) there are no governmental or other third party consents, licenses and approvals required to be made or obtained by it in connection with its execution, delivery, performance, validity and enforceability of this Agreement; (e) no Defaults or Events of Default shall have occurred and be continuing; and (f) since the date of the financial statements most recently delivered pursuant to Section 6.01(a) of the Credit Agreement, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

Section 4.    Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)    the receipt by the Administrative Agent of multiple original counterparts of this Agreement executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Required Lenders;

(b)    evidence satisfactory to the Administrative Agent of the payment in full by the Borrower of all the fees and expenses required to be paid as of or on the Effective Date by Section 10.04 of the Credit Agreement or any other provision of a Loan Document to the extent invoiced prior to the Effective Date; and

(c)    (i) the Commitment Increase Date under, and as defined in, that certain Commitment Increase Agreement dated as of January 24, 2017 among the Borrower, the increasing Lenders therein, and Wells Fargo as Administrative Agent, L/C Issuer and Swing Line Lender and (ii) the Commitment Increase Date under the April Commitment Increase Agreement, shall each have occurred or shall have occurred substantially concurrently with the effectiveness of this Agreement.

Section 5.    Acknowledgments and Agreements.

(a)    Each Loan Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Loan Party waives any defense, offset, counterclaim or recoupment with respect thereto. The Administrative Agent, each L/C Issuer, the Swing Line Lender and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, each L/C Issuer, the Collateral Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, each L/C Issuer, the Swing Line Lender or any Lender to collect the full amounts owing to them under the Loan Documents.

(b)    The Borrower, each Guarantor, Administrative Agent, each L/C Issuer, Swing Line Lender and each Lender does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the Guaranty, are not impaired in any respect by this Agreement.

3

(c)    From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean the Credit Agreement and such Loan Documents as amended by this Agreement.

(d)    This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 6.    Reaffirmation of the Guaranty. Each Guarantor party hereto hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 7.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature or other electronic imaging means, and all such signatures shall be effective as originals.

Section 8.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 9.    Severability. In case one or more provisions of this Agreement or the other Loan Documents shall be invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

Section 10.    Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York; provided that, the Administrative Agent, each L/C Issuer, the Swing Line Lender and each Lender shall retain all rights arising under applicable federal law.

Section 11.    ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized effective as of the Effective Date.

BORROWER:

PATTERSON-UTI ENERGY, INC.

By:	/s/ John E. Vollmer III
John E. Vollmer III
Senior Vice President—Corporate Development, Chief Financial Officer and Treasurer

GUARANTORS:

PATTERSON PETROLEUM LLC
PATTERSON-UTI DRILLING COMPANY LLC
PATTERSON-UTI MANAGEMENT SERVICES, LLC
UNIVERSAL WELL SERVICES, INC.
UNIVERSAL PRESSURE PUMPING, INC.
DRILLING TECHNOLOGIES 1 LLC
DRILLING TECHNOLOGIES 2 LLC
WARRIOR RIG TECHNOLOGIES US LLC

Each by:	/s/ John E. Vollmer III
John E. Vollmer III
Senior Vice President—Corporate Development, Chief Financial Officer and Treasurer

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

ADMINISTRATIVE AGENT/LENDER/L/C ISSUER/SWING LINE LENDER/LENDERS:

WELLS FARGO BANK, N.A.,
as the Administrative Agent, an L/C Issuer, the Swing Line Lender and a Lender

By:	/s/ Shannon Cunningham
Name:	Shannon Cunningham
Title:	Vice President

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

REGIONS BANK, as a Lender

By:
Name:
Title:

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

COMERICA BANK, as a Lender

By:	/s/ S John Castellano
Name:	S John Castellano
Title:	SVP

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

BANK OF AMERICA, N.A., as a Lender and an L/C Issuer

By:	/s/ Tyler Ellis
Name:	Tyler Ellis
Title:	Director

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

HSBC BANK USA, N.A., as a Lender

By:	/s/ Michael Bustios
Name:	Michael Bustios
Title:	Vice President, 20556

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

ZB, N.A. dba AMEGY BANK, as a Lender

By:	/s/ Michael Threadgill
Name:	Michael Threadgill
Title:	Assistant Vice President

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

BOKF, NA dba BANK OF TEXAS, as a Lender

By:	/s/ Marian Livingston
Name:	Marian Livingston
Title:	SVP, Commercial Relationship Manager

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

MERCANTIL COMMERCEBANK N.A., as a Lender

By:
Name:
Title:

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

UMB BANK, N.A., as a Lender

By:	/s/ JESS M. ADAMS
Name:	JESS M. ADAMS
Title:	VICE PRESIDENT

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

BANK OF TAIWAN, LOS ANGELES BRANCH, as a Lender

By:
Name:
Title:

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

CHANG HWA COMMERCIAL BANK LTD., LOS ANGELES BRANCH, as a Lender

By:
Name:
Title:

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a Lender

By:
Name:
Title:

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH, as a Lender

By:
Name:
Title:

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

MEGA INTERNATIONAL COMMERCIAL BANK, CO., LTD. SILICON VALLEY BRANCH, as a Lender

By:
Name:
Title:

Signature page to Amendment No. 4 to Credit Agreement

(Patterson-UTI Energy, Inc.)

SCHEDULE 1.01(B)

EXISTING SEVENTY SEVEN

LETTERS OF CREDIT

Issuer	Beneficiary	L/C Number	Expiry Date	Balance
Bank of America, N.A.	CHIPPEWA COUNTY DEPARTMENT OF LAND	3119159	1/27/18 Evergreen with annual auto-renew	$81,000

Wells Fargo Bank, N.A.	STARR INDEMNITY & LIABILITY CO	IS0205609U	8/15/17 (annual auto- renew)	$10,933,003

Wells Fargo Bank, N.A.	LIBERTY MUTUAL INSURANCE COMPANY	IS0383283U	2/11/18 Evergreen with annual auto-renew	$4,500,000

Wells Fargo Bank, N.A.	WEX BANK	IS0428294U	5/31/17	$450,000

Wells Fargo Bank, N.A.	CAPITOL INDEMNITY CORP AND/OR PLATTE RIVER INSURANCE COMPANY	IS0442430U-A	7/21/17 Evergreen with annual auto-renew	$37,453

Schedule 1.01(b)